UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2004

DWANGO NORTH AMERICA CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-69006	84-1407365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 W Mercer St., Suite 501 Seattle, Washington	98119
(Address of Principal Executive Offices)	(Zip Code)

(206) 286-1440

(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure

Resignation of Chairman of the Board

On June 1, 2004, Robert E. Huntley resigned as Chairman of the Board of our company. Mr. Huntley resigned to pursue other interests.

Adoption of Amended and Restated By-laws

On June 1, 2004, our Board of Directors adopted Amended and Restated By-laws, a copy of which is filed as Exhibit 3.2.

Exhibit No.	Description
3.2	Amended and Restated By-laws

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2004

DWANGO NORTH AMERICA CORP.

By:	/s/ Rick J. Hennessey
Rick J. Hennessey
Chief Executive Officer

3

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated By-laws

4